Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

As of November 30, 2020

Name of the Subsidiary	State or Country in Which Organized

2117974 Ontario Inc.	Canada
Afina Peru, S.A.C.	Peru
Afina Sistemas Informaticos Limitada	Chile
Afina Sistemas Informaticos, S.L	Spain
Afina Sistemas, Sociedade Ltda.	Brazil
Afina Venezuela, C.A.	Venezuela
Afina, S.R.L.	Argentina
Afinasis, S.A. de C.V.	Mexico
Asset Ohio Fourth Street LLC	Ohio, U.S.A.
Beijing Jumeng Technology Development Ltd.	China
BPO Holdco Coöperatief U.A.	Netherlands
Brazil HoldCo Limited	United Kingdom
Chongqing Jumeng Technologies Development Ltd.	China
CNX Services Jamaica Limited	Jamaica
ComputerLand Corporation	California, U.S.A.
Comstor Colombia S.A.S.	Colombia
Concentrix (Canada) Limited	Canada
Concentrix (Suzhou) Information Consulting Co., Limited	China
Concentrix Beteiligungen GmbH	Germany
Concentrix Brazil Outsourcing of Processes, Administrative Services and Technologies to Enterprises Ltda.	Brazil
Concentrix Business Services UK Limited	United Kingdom
Concentrix CMG Canada ULC	Canada
Concentrix Corporation	Delaware, U.S.A.
Concentrix Costa Rica, S.A.	Costa Rica
Concentrix CRM Services Germany GmbH	Germany
Concentrix CRM Services Hungary Kft	Hungary
Concentrix CRM Services RO S.R.L.	Romania
Concentrix CRM Services UK Limited	United Kingdom
Concentrix CVG (Mauritius) Ltd	Mauritius
Concentrix CVG Brite Voice Systems, LLC	Kansas, U.S.A.
Concentrix CVG CMG Insurance Services LLC	Ohio, U.S.A.
Concentrix CVG CMG UK Limited	United Kingdom
Concentrix CVG Contact Tunisie S.A.R.L.	Tunisia
Concentrix CVG Corporation	Delaware, U.S.A.

Concentrix CVG Customer Management Australia Pty. Ltd.	Australia
Concentrix CVG Customer Management Colombia S.A.S.	Columbia
Concentrix CVG Customer Management Delaware LLC	Delaware, U.S.A.
Concentrix CVG Customer Management Group Inc.	Ohio, U.S.A.
Concentrix CVG Delaware Inc.	Delaware, U.S.A.
Concentrix CVG Delaware International Inc.	Delaware, U.S.A.
Concentrix CVG Egypt Limited Liability Company	Egypt
Concentrix CVG France S.A.R.L.	France
Concentrix CVG Funding Inc.	Kentucky, U.S.A.
Concentrix CVG Global Services AZ, Inc.	Arizona, U.S.A.
Concentrix CVG Global Services El Salvador, S.A. de C.V.	El Salvador
Concentrix CVG Global Services Honduras, S.A.	Honduras
Concentrix CVG Global Services Hong Kong Limited	Hong Kong, China
Concentrix CVG Government Solutions LLC	Ohio, U.S.A.
Concentrix CVG Group Limited	United Kingdom
Concentrix CVG Holding LLC	Delaware, U.S.A.
Concentrix CVG Intelligent Contact Limited	United Kingdom
Concentrix CVG International Bulgaria EOOD	Bulgaria
Concentrix CVG International Holding Ltd.	Bermuda
Concentrix CVG International Sp. Z.o.o.	Poland
Concentrix CVG Ireland Contact Services Limited	Ireland
Concentrix CVG Ireland Limited	Ireland
Concentrix CVG Italy S.R.L.	Italy
Concentrix CVG Learning Solutions LLC	Delaware, U.S.A.
Concentrix CVG LLC	Texas, U.S.A.
Concentrix CVG Malaysia (Phillipines) Sdn. Bhd.	Malaysia
Concentrix CVG Malaysia Sdn. Bhd.	Malaysia
Concentrix CVG Philippines, Inc.	Philippines
Concentrix CVG Pte. Ltd.	Singapore
Concentrix CVG Services Singapore Pte. Ltd.	Singapore
Concentrix CVG Servicios Informáticos, S.L	Spain
Concentrix CVG Singapore Holdings Pte. Ltd.	Singapore
Concentrix CVG Tunisie BPO S.A.R.L.	Tunisia
Concentrix CVG Tunisie S.A.R.L.	Tunisia
Concentrix Daksh Services India Private Limited	India
Concentrix Daksh Services Philippines Corporation	Philippines
Concentrix Digital Services Limited	United Kingdom
Concentrix Duisburg GmbH	Germany
Concentrix Düsseldorf GmbH	Germany
Concentrix Europe Limited	United Kingdom

Concentrix Frankfurt a. M. GmbH	Germany
Concentrix Free Trade Zone, S.A.	Costa Rica
Concentrix Gera GmbH	Germany
Concentrix Global Services GmbH	Germany
Concentrix Gmbh	Austria
Concentrix Halle GmbH	Germany
Concentrix HK Limited	Hong Kong, China
Concentrix Insurance Administration Solutions Corporation	South Carolina, U.S.A.
Concentrix International Europe B.V.	Netherlands
Concentrix International GmbH	Germany
Concentrix International Services Europe B.V.	Netherlands
Concentrix Investment Holdings Corporation	British Virgin Islands
Concentrix Investment Holdings Singapore 1 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 2 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 3 Pte. Ltd	Singapore
Concentrix Investments Europe B.V.	Netherlands
Concentrix Legal Services Company Limited	Vietnam
Concentrix Leipzig GmbH	Germany
Concentrix Logistics Corporation	British Virgin Islands
Concentrix Management Holding GmbH & Co. KG	Germany
Concentrix México, S. de R.L. de C.V	Mexico
Concentrix Münster GmbH	Germany
Concentrix New (BVI) Corporation	British Virgin Islands
Concentrix NewHK Limited	Hong Kong, China
Concentrix Nicaragua S.A.	Nicaragua
Concentrix Osnabrück GmbH	Germany
Concentrix Receivables, Inc	Delaware, USA
Concentrix Rechenzentrum GmbH	Germany
Concentrix Romania S.R.L.	Romania
Concentrix Schwerin GmbH	Germany
Concentrix Services (Colombia) S.A.S.	Colombia
Concentrix Services (Dalian) Co., Ltd.	China
Concentrix Services (Germany) GmbH	Germany
Concentrix Services (Ireland) Limited	Ireland
Concentrix Services (Netherlands) B.V.	Netherlands
Concentrix Services (New Zealand) Limited	New Zealand
Concentrix Services (Poland) spólka z o.o.	Poland
Concentrix Services (Saudi Arabia) Corporation LLC	Saudi Arabia
Concentrix Services (Singapore) Pte. Ltd.	Singapore
Concentrix Services (Thailand) Co., Ltd	Thailand
Concentrix Services (Uruguay) S.A.	Uruguay

Concentrix Services Bulgaria EOOD	Bulgaria
Concentrix Services Corporation	British Virgin Islands
Concentrix Services GmbH	Germany
Concentrix Services Holdco (Netherlands) B.V.	Netherlands
Concentrix Services Hungary KFT	Hungary
Concentrix Services India Private Limited	India
Concentrix Services Korea Limited	South Korea
Concentrix Services Mexico, S.A. de C.V.	Mexico
Concentrix Services Philippines, Inc.	Philippines
Concentrix Services Portugal, Sociedade Unipessoal, LDA	Portugal
Concentrix Services Pty Ltd	Australia
Concentrix Services Slovakia s.r.o.	Slovakia
Concentrix Services Spain, S.L.U.	Spain
Concentrix Services UK Limited	United Kingdom
Concentrix Services US, Inc.	Delaware, U.S.A.
Concentrix Software Technologies (HK) Limited	Hong Kong, China
Concentrix Solutions Corporation	New York, USA
Concentrix Technologies (India) Private Limited	India
Concentrix Technologies Limited	United Kingdom
Concentrix Technologies Services (Canada) Limited	Canada
Concentrix Tigerspike Technology FZ-LLC	United Arab Emirates
Concentrix Verwaltungs GmbH	Austria
Concentrix VN Technologies Services Company Limited	Vietnam
Concentrix Wismar GmbH	Germany
Concentrix Wuppertal GmbH	Germany
Convergys Customer Management Group Canada Holding Inc.	Delaware, U.S.A.
Convergys Customer Management International Inc.	Ohio, U.S.A.
Convergys Customer Management Mexico S. de R.L. de C.V.	Mexico
Convergys Holdings (GB) Limited	United Kingdom
Convergys Holdings (UK) Limited	United Kingdom
Convergys India Services Private Limited	India
Convergys International Inc.	Delaware, U.S.A.
Convergys International Nordic AB	Sweden
Convergys Services Denmark ApS	Denmark
Convergys South Africa (Pty) Ltd.	South Africa
CyberLogistics Corporation	Japan
Dalian Jumeng Information Services Ltd.	China
Dalian Jumeng Technology Development Ltd.	China
EMJ America, Inc.	North Carolina, U.S.A.
Encore Receivable Management, Inc.	Kansas, U.S.A.

eTelecare Philippines, Inc.	Philippines
Foshan Jumeng Information Technology Service Co., Ltd	China
GLS Software S. de R.L.	Panama
Guiyang Jumeng Technology Development Ltd.	China
Hyve Design Solutions (Taiwan) Corporation	Taiwan
Hyve Design Solutions Corporation	Delaware, USA
Hyve IT Solutions Israel Ltd	Israel
Hyve IT Solutions South Africa (PTY) Ltd.	South Africa
Hyve SNX Solutions Ireland Limited	Ireland
Hyve Solutions (Taiwan) Corporation	Taiwan
Hyve Solutions Canada Limited	Canada
Hyve Solutions China Limited	China
Hyve Solutions Corporation	California, U.S.A.
Hyve Solutions Europe Limited	United Kingdom
Hyve Solutions HK Limited	Hong Kong, China
Hyve Solutions Holding Company Limited	United Kingdom
Hyve Solutions India Private Limited	India
Hyve Solutions Japan K.K.	Japan
Hyve Solutions Korea Limited	South Korea
Hyve Solutions Malaysia SDN.BHD.	Malaysia
Hyve Solutions New Zealand Limited	New Zealand
Hyve Solutions Singapore Pte. Ltd	Singapore
Hyve Solutions US Global Holding Corporation	Delaware, U.S.A.
Intervoice Acquisition Subsidiary, Inc.	Nevada, U.S.A.
Intervoice Colombia Ltda.	Colombia
Intervoice do Brasil Comércio Serviços e Participações Ltda.	Brazil
Intervoice GmbH	Germany
Intervoice GP, Inc.	Nevada, U.S.A.
Intervoice Limited	United Kingdom
Intervoice Limited Partnership	Nevada, U.S.A.
Intervoice LP, Inc.	Nevada, U.S.A.
Japan Concentrix KK	Japan
Lasting Holdings Corporation	California, U.S.A.
LATAM HoldCo Limited	United Kingdom
License Online, Inc	California, U.S.A.
Minacs Mexico S. de R.L. de C.V.	Mexico
Pegasus Telecom LLC	Delaware, U.S.A.
PT Concentrix Services Indonesia	Indonesia
PT Convergys Customer Management Indonesia	Indonesia
SCGS (Malaysia) SDN. BHD.	Malaysia
Sennex Enterprises Limited	Hong Kong, China

Servicios Afinasis S.A. de C.V.	Mexico
SGS Holdings, Inc.	Delaware, U.S.A.
Shenzhen Shunrong Telecommunication Technologies Ltd.	China
Sichuan 86Bridge Information Technology Ltd.	China
SIT Funding Corporation	Delaware, U.S.A.
Stream Business Process Outsourcing South Africa (Proprietary) Ltd.	South Africa
Stream Florida Inc.	Delaware, U.S.A.
Stream Global Services - US, Inc.	Delaware, U.S.A.
Stream Global Services, Inc.	Delaware, U.S.A.
Stream Holdings Corporation	Delaware, U.S.A.
Suzhou Ke Wei Xun Information Services Co. Ltd.	China
SYNNEX Canada Limited	Canada
SYNNEX de México, S.A. de C.V.	Mexico
SYNNEX Finance Hybrid II, LLC	California, U.S.A.
SYNNEX Holdco Inc.	Delaware, USA
SYNNEX Information Technologies (Beijing) Ltd.	China
SYNNEX Information Technologies (Chengdu) Ltd.	China
SYNNEX Information Technologies (China) Ltd.	China
SYNNEX Japan Corporation	Japan
SYNNEX Japan Holdings K.K.	Japan
SYNNEX Servicios, S.A. de C.V.	Mexico
SYNNEX-Concentrix UK Limited	United Kingdom
The Global Email Trustee Limited	United Kingdom
Tigerspike Co., Ltd	Japan
Tigerspike FZ-LLC	United Arab Emirates
Tigerspike Holdings Pty Ltd	Australia
Tigerspike Ltd	United Kingdom
Tigerspike Products Pte. Ltd.	Singapore
Tigerspike Pte. Ltd.	Singapore
Tigerspike Pty Ltd	Australia
Tigerspike, Inc.	Delaware, U.S.A.
Velami Holdings Corporation	Philippines
Vietnam Concentrix Services Company Limited	Vietnam
Westcon Brasil, Ltda.	Brazil
Westcon CALA, Inc.	Delaware, U.S.A.
Westcon Canada Systems (WCSI) Inc.	Canada
Westcon Corporation Ecuador WCE Cia. Ltda	Ecuador
Westcon GDS, LLC	Delaware, USA
Westcon Group Colombia Limitada	Colombia
Westcon Group Costa Rica S.A.	Costa Rica
Westcon Group Inc.	Delaware, U.S.A.

Westcon Group North America, Inc.	New York, U.S.A.
Westcon Group Panama S.A.	Panama
Westcon Mexico, S.A. de C.V.	Mexico
WG-UK Holding Company Limited	United Kingdom
WG-US HoldCo Inc	Delaware, U.S.A.
Xi'an Jumeng Technologies Development Ltd	China